UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    September 29, 2006

                          HYDROGEN ENGINE CENTER, INC.
             (Exact name of registrant as specified in its charter)
                          HYDROGEN ENGINE CENTER, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                      000-50542               82-0497807
----------------------------          -----------          ------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

                   2502 East Poplar Street, Algona, Iowa 50511
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (515) 295-3178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) munications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
           ----------------------------------------

         On September 29, 2006 and October 5, 2006 Hydrogen Engine Center, Inc. (the "Company") accepted subscriptions for a total of 930,000 shares of its Series A Preferred Stock pursuant to a private placement to one accredited investor. The shares of Series A Preferred Stock were sold at a price of $3.25 per share. The offer and sale was conducted on behalf of the Company by an NASD-licensed broker-dealer.

         The terms of the Series A Preferred, including but not limited to its rights and preferences, are set forth in the Certificate of Determination of Series A Convertible Preferred Stock attached as Exhibit 3.5, described in Item
5.03 and incorporated by reference herein.

         As of the date of this report the Company has also raised $3,063,464 from the private sale of shares of its Common Stock to accredited investors. The shares were initially offered at prices from $9.04 and $10.65. With the closing of the sale of Preferred Stock, all shares of Common Stock in the private placement have been repriced to $3.25 per share.

         The Company is obligated to file a registration statement with the SEC within 60 days of the date of termination of the offering of Preferred Stock, which registration statement will include the shares of Common Stock underlying the Shares of Series A Preferred Stock issued in the private offering of the Preferred Stock. The Company also expects to include in such a registration statement shares of Common Stock sold in the above-described private placement. The Company expects to close the private offering of its Preferred Stock and of its Common Stock on or about October 15, 2006.

         These securities were offered and sold without registration under the Securities Act of 1933 in reliance upon the exemption provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the securities issued.

         The company has incurred an expense for commissions and finder's fees totaling approximately $370,395 with regard to these private placements and will issue warrants to purchase approximately 113,985 shares of its common stock at $3.25 per share.

         This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act

Section 5. Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation  or Bylaws;  Change in Fiscal
           Year
           ---------------------------------------------------------------------

         The Company has filed a Certificate of Designation with the Secretary of State of the State of Nevada for Series A Preferred Stock. The Certificate of Designation has the effect of amending the Company's Articles of Incorporation. The Certificate of Designation provides for the issuance of up to 1,000,000 shares of Series A Preferred Stock (the "Series A Preferred").

         The Series A Preferred has the following material terms:

         Dividends: Holders of Series A Preferred shall be entitled to dividends at the same rate as the Common when and as declared on the Common, on an as-converted basis.

         Conversion: Each holder of Series A Preferred will have the right to convert such shares, at any time, into shares of Common Stock for no additional consideration. The total number of shares of Common Stock into which Series A Preferred may be converted will be determined by dividing the original purchase price by the applicable conversion price. The initial conversion price for the Series A Preferred Stock will be equal to $3.25 per share.

         Automatic Conversion: The Series A Preferred shall be automatically converted into Common Stock, at the then applicable conversion price, on the date that is 12 months from the date of issue.

         Anti-dilution Provisions: The Series A Preferred shall have proportional anti-dilution protection for stock splits, stock dividends or similar transactions. The conversion price of the Series A Preferred shall be subject to adjustment to prevent dilution in the event the Company issues, or is deemed to issue, additional shares of Common or Preferred Stock at a purchase price less than the then-effective conversion price of the Series A Preferred. The Company shall not be required to make any adjustment of the Conversion Price in the case of the grant of options to purchase or the issuance by the Company of Common Stock to employees, directors and consultants of the Company, or any subsidiary, pursuant to any stock option or stock purchase plan adopted by the Board of Directors of the Company for the benefit of the Company's employees, consultants and directors.

         Voting Rights: The holders of Series A Preferred will be entitled to that number of votes on all matters presented to shareholders equal to the number of shares of Common Stock then issuable upon conversion of the Series A Preferred. Shares of Series A Preferred will have the right to vote together with Common Stock and not as a separate class except as specifically provided herein or as otherwise required by law.

         Protective Provisions: So long as shares of Series A Preferred Stock are outstanding, the Company may not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least 50% of the then outstanding shares of Series A Preferred Stock, voting as a single class, modify adversely or waive any of the rights, preferences or privileges of the shares of Series A Preferred Stock described in the Certificate of Designation.

         The Certificate of Designation is attached hereto as Exhibit 3.5 and incorporated herein by reference. The description of the rights, preferences, privileges and restrictions of the Series A Preferred contained herein is not complete and is qualified in its entirety by reference to the full text of the Certificate of Designation.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

Exhibit No.         Description of Exhibit
-----------         ----------------------


3.5                 Certificate of Designation for the Series A Preferred Stock
99.1                Press Release issued by Hydrogen Engine Center,  Inc., dated
                    October 5, 2006.






   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN ENGINE CENTER, INC.
   (Registrant)


   By: /s/ Sandra Batt
   -------------------------------
   Name:  Sandra Batt
   Title: Chief Financial Officer



  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

3.5                 Certificate of Designation for the Series A Preferred Stock
99.1                Press Release issued by Hydrogen Engine Center,  Inc., dated
                    October 5, 2006.

                                      -3-


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